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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported):  JULY 18, 1996



                             ENERGY VENTURES, INC.
               (Exact name of registrant as specified in charter)



        DELAWARE                       0-7265                            04-2515019
(State of Incorporation)        (Commission File No.)       (I.R.S. Employer Identification No.)



           5 POST OAK PARK, SUITE 1760,
                  HOUSTON, TEXAS                                 77027-3415
     (Address of Principal Executive Offices)                     (Zip Code)


     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 297-8400


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                       Exhibit Index Appears on Page 4

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ITEM 5.  OTHER EVENTS.

         On July 18, 1996, Energy Ventures, Inc., a Delaware corporation (the "Company"), announced earnings for the quarter ended June 30, 1996.

         A copy of the press release announcing the Company's earnings for the quarter ended June 30, 1996, is filed as Exhibit 99.1 and is hereby incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements of Business Acquired.

                 None.

         (b)  Pro Forma Financial Information.

                 None.

         (c)  Exhibits.

        99.1     -   Press Release of the Company dated July 18, 1996.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ENERGY VENTURES, INC.




Dated: July 18, 1996                         /S/ FRANCES R. POWELL
                                            ---------------------------
                                                 Frances R. Powell
                                            Vice President - Accounting
                                                  and Controller





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                               INDEX TO EXHIBITS


        Number                             Exhibit
        ------                             -------
         99.1           Press Release of the Company dated July 18, 1996.





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